                                                                Exhibit No. 10.5

                                [RAC Letterhead]



February 7, 2003



VIA FACSIMILE (814) 461-5401

Rent-Way, Inc.
Rent-Way of Michigan, Inc.
Rent-Way of TTIG, L.P.
Attn:  Chief Executive Officer
One Rent Way Place
Erie, Pennsylvania  16505


Dear Sir:

     Reference is made to that certain Asset Purchase Agreement, dated as of December 17, 2002, by and among Rent-A-Center East, Inc., a Delaware corporation (formerly known as Rent-A-Center, Inc.) ("ACQUIROR"), and Rent-Way, Inc. (the "COMPANY"), Rent-Way of Michigan, Inc. ("RENT-WAY MICHIGAN") and Rent-Way of TTIG, L.P. ("TTIG" and, together with Rent-Way Michigan, the "OPERATING SUBSIDIARIES"), as amended by that certain letter agreement dated December 31, 2002 and that certain letter agreement dated January 7, 2003 (together, the "ASSET PURCHASE AGREEMENT"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Asset Purchase Agreement.

     WHEREAS, on January 29, 2002, the Company and the Operating Subsidiaries delivered to Acquiror, pursuant to SECTION 4.6(B) of the Asset Purchase Agreement, a Schedule Supplement (the "FIRST SCHEDULE SUPPLEMENT") related to newly threatened litigation arising from alleged unpaid overtime wages (the "THREATENED LITIGATION"); and

     WHEREAS, the parties to the Asset Purchase Agreement desire to memorialize their understanding with respect to various transitional and other matters.

     NOW, THEREFORE, this letter agreement, in accordance with SECTION 7.4 of the Asset Purchase Agreement, memorializes the understanding of the parties to the Asset Purchase Agreement regarding certain changes thereto and hereby amends, modifies and supplements the Asset Purchase Agreement as follows:

     1. Extension of Supplemental Review Period. The parties hereby agree that, notwithstanding the provisions of Section 4.6(b) of the Asset Purchase Agreement, the Supplemental Review Period related to the First Schedule Supplement shall extend until and include February 21, 2003, provided, however, that such period shall earlier terminate on the date of the Settlement (as hereinafter defined) of the Threatened Litigation.

     2. Additional Closing Condition. The parties hereby agree that the Asset Purchase Agreement be amended such that the Settlement (as hereinafter defined) of the Threatened Litigation by the Company and the Operating Subsidiaries shall be deemed an additional condition to Acquiror's obligations to close under Section 5.2 of the Asset Purchase Agreement. For purposes of this letter agreement, "SETTLEMENT" shall mean that the named plaintiffs in the Threatened Litigation and the Company and its Subsidiaries have entered into a signed, written final agreement, whereby such plaintiffs agree to release the Company and its Subsidiaries from their claims contemplated by the Threatened Litigation and any and all other existing claims, and that proper documents have been filed with the court of competent jurisdiction seeking to dismiss all lawsuits filed by any of the plaintiffs against the Company or its Subsidiaries. The Company and the Operating Subsidiaries shall promptly notify Acquiror upon the Settlement of the Threatened Litigation.

     3.   Closing Date.

          (a)  The parties hereby agree that, notwithstanding the provisions of
               Section 1.6 of the Asset Purchase Agreement, in the event that
               (i) all of the conditions to Closing set forth in Article V of the Asset Purchase Agreement shall have been satisfied or waived by the party entitled to waive the same on or prior to February 8, 2003, and (ii) the Settlement of the Threatened Litigation shall have occurred on or prior to February 7, 2003, then the Closing Date shall be February 8, 2003; provided, however, that the Closing Date may be extended by (a) the entire Supplemental Review Period required to evaluate any Supplemental Schedule in addition to the First Supplemental Schedule delivered on or prior to February 8, 2003 as set forth in Section 4.6(b) of the Asset Purchase Agreement, (b) the entire period, including any extension thereof, contemplated by Section 7.1(g) of the Asset Purchase Agreement with respect to the delivery of opinions contemplated by Section 5.2(k) and Section 5.2(l) of the Asset Purchase Agreement, or (c) any period of time upon mutual agreement in writing of the parties hereto. The parties hereby acknowledge that, in the event the Closing occurs on February 8, 2003, the Creditor Payment and the Non-Competition Payment shall be made on February 10, 2003, and, notwithstanding that fact, the Closing Date shall be deemed to be February 8, 2003.

          (b) In the event that (i) all of the conditions to Closing set forth in Article V of the Asset Purchase Agreement shall not have been satisfied on or prior to February 8, 2003 or (ii) the Settlement of the Threatened Litigation has not occurred on or prior to February 7, 2003, the Closing shall occur on the earlier of (x) the third Business Day following the date of Settlement of the Threatened Litigation or (y) February 21, 2003; provided, however, that the Closing Date may be extended by (a) the entire Supplemental Review Period required to evaluate any Supplemental
               Schedule in addition to the First Supplemental Schedule as set forth in Section 4.6(b) of the Asset Purchase Agreement, (b) the entire period, including any extension thereof, contemplated by Section 7.1(g) of the Asset Purchase Agreement with respect to the delivery of opinions contemplated by Section 5.2(k) and Section 5.2(l) of the Asset Purchase Agreement, or (c) any period of time upon mutual agreement in writing of the parties hereto. Nothing in this paragraph shall be deemed to otherwise amend any other conditions to closing set forth in Article V of the Asset Purchase Agreement, each of which shall be satisfied or waived by the party entitled to waive the same prior to the Closing Date contemplated hereunder.

          4. Amendment to Section 9.9. Section 9.9 of the Asset Purchase Agreement is hereby amended to read in its entirety as follows:

                    "9.9   GOVERNING LAW; EXCLUSIVE JURISDICTION. THIS AGREEMENT
                    AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUSIVE OF CONFLICTS OF LAW PRINCIPLES). COURTS WITHIN THE STATE OF TEXAS WILL HAVE EXCLUSIVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN THE PARTIES HERETO, WHETHER IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY. THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH OF THE PARTIES HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (i) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS, (ii) SUCH PARTY AND SUCH PARTY'S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (iii) ANY LITIGATION COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM."

          5. Amendment to Form of Non-Competition and Non-Solicitation Agreement. Section 12 of the form of Non-Competition and Non-Solicitation Agreement referenced in Section 5.2(g) of the Asset Purchase Agreement and attached as Exhibit "B" thereto is hereby amended to read in its entirety as follows:

                    "12.   GOVERNING LAW; EXCLUSIVE JURISDICTION. THIS AGREEMENT
                    AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUSIVE OF CONFLICTS OF LAW PRINCIPLES). COURTS WITHIN THE STATE OF TEXAS WILL HAVE EXCLUSIVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN THE PARTIES HERETO, WHETHER IN LAW OR EQUITY, ARISING OUT

                    OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY. THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH OF THE PARTIES HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (i) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS, (ii) SUCH PARTY AND SUCH PARTY'S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (iii) ANY LITIGATION COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM."

          6. Inactive Rental Purchase Agreements. Notwithstanding Section 1.2(c) of the Asset Purchase Agreement, the parties hereby acknowledge that, following the Closing Date, Acquiror may have in its possession at the Stores certain Rental Purchase Agreements of the Company or the Operating Subsidiaries which have terminated on or before the Closing Date (the "INACTIVE AGREEMENTS"). In the event that the Company or its Operating Subsidiaries need a copy of one or more Inactive Agreements in connection with the defense of pending or threatened litigation, the parties hereby agree that upon specific written request by the Company, the Acquiror shall use its reasonable efforts to locate and (i) forward copies of any such Inactive Agreements then in its possession or (ii) notify Company of its inability to locate same within five (5) days of receipt of such request.

          7. Gateway Computers. The parties hereby agree that Acquiror shall reimburse the Company and the Operating Subsidiaries for fees actually paid by the Company or the Operating Subsidiaries to Gateway for the purchase and maintenance of internet service charges for Gateway computers on rent in the Stores following the Closing Date. Acquiror shall provide the Company with a list of such computers that are no longer on rent at least four (4) days prior to the first of each month.

          8. Real Property Leases of Acquired Stores. The parties hereby acknowledge that, with respect to the Acquired Stores, upon the Closing, Acquiror shall notify the lessors of any real property related to the Acquired Stores that the transactions contemplated by the Asset Purchase Agreement have been consummated. The Company and the Operating Subsidiaries shall cooperate in good faith with Acquiror to obtain any consents of such lessors and enter into any documents as are reasonably necessary to ensure that such leases are properly assigned to Acquiror as contemplated by the Asset Purchase Agreement.

          9. Vehicles. The parties hereby agree that, notwithstanding the provisions of SECTION 5.2(I) of the Asset Purchase Agreement, the Company and the Operating Subsidiaries may provide at Closing, in lieu of actual certificates of title on all vehicles which constitute Assets, a letter from the lessor of such vehicles stating that upon receipt of a specified amount of the Closing Payment, such vehicles shall be transferred free and clear of all liens and encumbrances. The Company and the Operating Subsidiaries shall provide the actual certificates of title to Acquiror as promptly as practicable following the Closing Date.

          10. Inventory Adjustment Amendment. Section 1.3(b)(iv) of the Asset Purchase Agreement is hereby amended and restated to read in its entirety as follows:

               "with respect to the failure to represent and warrant on the Closing Date the matters set forth in SECTION 3.30, the Purchase Price shall be reduced by an amount equal to (a) $54,500,000, less the Closing Inventory (net of 30-days past due) (the "SHORT INVENTORY AMOUNT"), (b) multiplied by 1.0 (such adjustment being referred to as the "SHORT INVENTORY AMOUNT ADJUSTMENT")."

          11. Closing Date Payment Adjustment. Solely for the purposes of determining the Purchase Price adjustment required at Closing pursuant to Section 1.3(b)(iv) of the Agreement as amended above, the parties agree that, on the Closing Date, the net book value of the Store inventory being sold pursuant to the Asset Purchase Agreement calculated under the accounting methods set forth in the Company's consolidated financial statements (including inventory ordered on or before the Closing Date but not yet delivered on the Closing Date), shall be $53,400,000 (the "ESTIMATED CLOSING DATE INVENTORY"). Accordingly, the parties agree that the Purchase Price shall be reduced by $1,100,000 for purposes of the Closing Date Payment. No later than three (3) days following the Closing Date, the parties shall determine the actual net book value of the Store inventory calculated under the accounting methods set forth in the Company's consolidated financial statements as of the Closing Date (including inventory ordered on or before the Closing Date but not yet delivered on the Closing Date)(the "ACTUAL CLOSING DATE INVENTORY"). In the event the Actual Closing Date Inventory amount shall exceed the Estimated Closing Date Inventory amount, such resulting amount shall be paid by Acquiror to the Company, on behalf of the Company and the Operating Subsidiaries. In the event the Actual Closing Date Inventory amount shall be less than the Estimated Closing Date Inventory amount, such resulting amount shall be paid by the Company, on behalf of the Company and the Operating Subsidiaries, to Acquiror. All such payments shall be made promptly by wire transfer upon the determination of such amount, but in any event within two (2) Business Days.

          12. Non-Competition Payment. Notwithstanding Section 1.3(a) of the Asset Purchase Agreement, the parties hereby agree that, as directed by the Company, the Non-Competition Payment shall be paid, on behalf of the Company and the Operating Subsidiaries, directly to the bank designated by the Company, together with the Creditor Payment.

          13. Entire Agreement. Notwithstanding the provisions of Section 9.5 of the Asset Purchase Agreement and consistent with Section 7.4 of the Asset Purchase Agreement, this letter agreement, together with the Asset Purchase Agreement and all other documents and instruments referred to therein, including, but not limited to, the letter agreement from Acquiror to the Company and the Operating Subsidiaries, dated December 31, 2002, relating to the extension of the Due Diligence Period, and the letter agreement from

               Acquiror to the Company and the Operating Subsidiaries, dated January 7, 2003, relating to the Acquiror's internal reorganization, constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the transactions contemplated by the Asset Purchase Agreement.

          14. No Further Amendments. Other than as specifically provided for herein, all other terms and conditions of the Asset Purchase Agreement shall remain in full force and effect in accordance with its terms.

          15. Governing Law. The provisions of Section 9.9 of the Asset Purchase Agreement, as amended hereby, shall apply to this letter agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                           RENT-A-CENTER EAST, INC.,
                                           formerly known as Rent-A-Center, Inc.


                                           By:
                                               --------------------------------

                                               Name:
                                                     --------------------------

                                               Title:
                                                      -------------------------



AGREED AND ACCEPTED:

RENT-WAY, INC.


By: /s/ RONALD D. DEMOSS
    -------------------------------------------
    Name: Ronald D. Demoss
    -------------------------------------------
    Title: Vice President and General Counsel
    -------------------------------------------


RENT-WAY OF MICHIGAN, INC.


By: /s/ RONALD D. DEMOSS
    -------------------------------------------
    Name: Ronald D. Demoss
    -------------------------------------------
    Title: Vice President and General Counsel
    -------------------------------------------


RENT-WAY OF TTIG, L.P.

By: Rent-Way Development, Inc.,
      its general partner


By: /s/ RONALD D. DEMOSS
    -------------------------------------------
    Name: Ronald D. Demoss
    -------------------------------------------
    Title: Vice President and General Counsel
    -------------------------------------------


cc: Hodgson Russ, LLP
    One M&T Plaza, Suite 2000
    Buffalo, New York 14203-2391
    Attention: John J. Zak, Esq.
    Telecopy: 716-849-0349